U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

ODYSSEY HEALTH, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2023, Odyssey Health, Inc., formerly known as Odyssey Group International, Inc. (the “Company”), entered into five Promissory Note Amendments (the “Amendments”), to the Promissory Notes entered into December 21, 2021 and December 22, 2021 and as amended April 20, 2022, June 3, 2022 and September 30, 2022, December 30, 2023 and March 31, 2023 with three directors and two officers of the Company. Pursuant to the Amendments, the parties have agreed to extend the maturity date of the note to October 31, 2023 and the lender may convert the note prior to maturity at a conversion price of $0.12 per share. All other terms and conditions remain the same.

On July 6, 2023, the Company entered into Amendment No. 6 to the Convertible Promissory Note (the “Amendment”) to the Securities Purchase Agreement dated April 5, 2021, with LGH Investments, LLC (“LGH”). Pursuant to the Amendment, the parties have agreed to extend the maturity date of the note to December 31, 2023. As consideration, twenty five thousand ($25,000) shall be added to the principal amount outstanding, the interest rate of eight percent (8%) per annum shall be charged on the unpaid principal amount from the effective date and the conversion price shall be twelve cents ($0.12) per share. All other terms and conditions remain the same.

The Form of Amendment No. 6 to Promissory Note and Amendment No. 6 to the Convertible Promissory Note are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
10.1	Form of Amendment No. 6 to Promissory Note
10.2	Amendment No. 6 to Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: July 7, 2023	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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